Exhibit 10.35

INCREASE AGREEMENT

This Increase Agreement (this “Agreement”) is made as of February 3, 2025, by and among SMARTSTOP OP, L.P., a Delaware limited partnership (“Borrower”), the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders named therein have entered into that certain Amended and Restated Credit Agreement dated as of February 22, 2024, with respect to certain financial accommodations to be provided by the Administrative Agent and the Lenders to the Borrower (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms utilized herein which are defined in the Credit Agreement shall have the same meaning herein);

WHEREAS, the Borrower has requested that the aggregate amount of the Revolving Commitments evidenced by the Credit Agreement be increased to Seven Hundred Million and 00/100 Dollars ($700,000,000.00) pursuant to an exercise of its accordion rights as provided in Section 2.08(d) of the Credit Agreement and;

WHEREAS, in connection with the increase of the aggregate Revolving Commitments evidenced by the Credit Agreement, (a) KeyBank, National Association is increasing the amount of its Revolving Commitment to Eighty-Five Million and 00/100 Dollars ($85,000,000.00), (b) Wells Fargo Bank, National Association is increasing the amount of its Revolving Commitment to Eighty Million and 00/100 Dollars ($80,000,000.00), and (c) JPMorgan Chase Bank, N.A. is increasing the amount of its Revolving Commitment to Eighty Million and 00/100 Dollars ($80,000,000.00).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Administrative Agent and KeyBank, as follows:

1.
Effective upon the date hereof, the aggregate of the Revolving Commitments of the Lenders under the Credit Agreement is hereby increased to Seven Hundred Million and 00/100 Dollars ($700,000,000.00).
2.
Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by Schedule 2.01 annexed hereto.
3.
The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.
4.
Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.

5.
Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Administrative Agent and the Lenders under the Loan Documents.
6.
Borrower hereby represents and warrants that as of the date hereof all conditions to the increase of the Revolving Commitments set forth in Section 2.08(d) of the Credit Agreement have been met, including, without limitation, that no Default or Event of Default has occurred that is continuing or would result therefrom.
7.
The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Agreement.
8.
This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
9.
Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Administrative Agent and/or Lenders or its counsel in entering into this Agreement.
10.
This Agreement shall constitute a Loan Document.
11.
Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.
12.
This Agreement shall be binding upon Borrower, Administrative Agent, the Lenders and their respective successors and assigns and shall inure to the benefit of Borrower, Administrative Agent, the Lenders and their respective successors and assigns.
13.
This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.
14.
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

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[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

SMARTSTOP OP, L.P.

a Delaware limited partnership

By: SmartStop Self Storage REIT, Inc.,

a Maryland corporation, its General Partner

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chairman and CEO

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Increase Agreement]

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and as a Lender

By: /s/ Christopher T. Neil
Name: Christopher T. Neil

Title: Senior Banker

[Signature Page to Increase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Christina Johnnie

Name: Christina Johnnie

Title: Vice President

[Signature Page to Increase Agreement]

JPMORGAN CHASE BANK, N.A.,

as a Lender

By: /s/ Mayank Sinha

Name: Mayank Sinha

Title: Executive Director

[Signature Page to Increase Agreement]

Exhibit 10.35

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and consent to the foregoing Increase Agreement and acknowledge and agree that they remain obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the Guaranty provided by the undersigned dated March 17, 2021, as amended, including, without limitation, repayment of the principal sum of Seven Hundred Million and 00/100 Dollars ($700,000,000.00) (subject to increase to an aggregate principal sum of up to One Billion Five Hundred Million and 00/100 Dollars ($1,500,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

SMARTSTOP SELF STORAGE REIT, INC.,

a Maryland corporation

By: /s/ H. Michael Schwartz_______________

Name: H. Michael Schwartz

Title: Chief Executive Officer

SSGT 3850 AIRPORT RD, LLC,

SSGT 500 LAREDO ST, LLC,

SSGT 1500 E. BASELINE RD, LLC,

SSGT 3175 SWEETEN CREEK RD, LLC,

SSGT 1600 BUSSE RD, LLC,

SSGT 12321 WESTERN AVE, LLC,

SSGT 197 DEAVERVIEW RD, LLC,

SSGT 75 HIGHLAND CENTER BLVD, LLC,

SSGT 1027 N WASHINGTON BLVD, LLC,

SSGT 701 WANDO PARK BLVD, LLC,

SSGT 18804 PINES BLVD, LLC, and

SSGT 9811 PROGRESS BLVD, LLC,

each a Delaware limited liability company

By: SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz_______________

Name: H. Michael Schwartz

Title: Chief Executive Officer

[Signatures Continue on the Following Page]

Guarantor Confirmation

SSGT 2380 FENTON ST, LLC,

SSGT 2280 N CUSTER RD, LLC,

SSGT 6888 N HUALAPAI WAY, LLC,

SSGT 2841 E. RIGGS RD, LLC,

SST II 150 AIRPORT BLVD, LLC,

SST II 120 CENTREWEST CT, LLC,

SST II 5012 NEW BERN AVE, LLC,

SST II 1401 ENTERPRISE ST, LLC,

SST II 1900 BELLBROOK AVE, LLC,

SST II 700 RUSSELL RD, LLC,

SST II 21 KINGS CHAPEL DR, LLC,

SST II 1325 BENDEN WAY, LLC,

SST II 1840 VICTORIA ST, LLC,

SST II 1880 WILLIAMSBURG PIKE, LLC,

SST II 4950 WESTERN AVE, LLC,

SST II 660 GARDEN HWY, LLC,

SST II 525 SW SOUTH MACEDO BLVD, LLC,

SST II 1341 S STATE RD 7, LLC,

SST II 10451 NW 33RD ST, LLC,

SST II 7755 PRESERVE LN, LLC,

SST II ROSSVILLE BLVD, LLC,

SST II 1597 MARKET ST, LLC,

SST II 5200 COLISEUM WAY, LLC,

SST II 6950 S GARTRELL RD, LLC,

SSGT 4349 S JONES BLVD, LLC,

SSGT 4866 E RUSSELL RD, LLC,

SSGT 7211 ARLINGTON AVE, LLC,

SSGT 7760 LORRAINE AVE, LLC,

SSGT 1111 W GLADSTONE ST, LLC,

SSGT 1302 MARQUETTE DR, LLC,

SSGT 1001 TOLLGATE RD, LLC, and

SSGT 8239 BROADWAY ST, LLC,

each a Delaware limited liability company

By: SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz_______________

Name: H. Michael Schwartz

Title: Chairman and CEO

[Signatures Continue on the Following Page]

Subsidiary Guarantor Confirmation

SSGT 1671 NORTHPARK DR, LLC,

SST IV 275 GOODLETTE-FRANK RD, LLC,

SST IV 3101 TEXAS AVE S, LLC,

SST IV 3750 FM 1488, LLC,

SST IV 27236 US HWY 290, LLC,

SST IV 20535 W LAKE HOUSTON PKWY, LLC,

SST IV 7474 GOSLING RD, LLC,

SST IV 856-882 FRELINGHUYSEN AVE, LLC,

SST IV 8415 QUEENSTON BLVD, LLC,

SST IV 23316 REDMOND FALL CITY RD NE, LLC,

SST IV 7307 UNIVERSITY CITY BLVD, LLC,

SST IV 2307 HYDRAULIC RD, LLC,

SST IV 23250 WESTHEIMER PKWY, LLC,

SST II 12750 W ALAMEDA PKWY, LLC,

SST II 1910 E ALGONQUIN RD, LLC,

SST IV 13788 W GREENWAY RD, LLC,

SST IV 1071 MARSHALL FARMS RD, LLC,

SST IV 9800 ARDREY KELL RD, LLC,

SST IV 852 METCALF ST, LLC,

SST IV 3811 TAMIAMI TRL, LLC,

SMST 1130 SWEETEN CREEK RD, LLC,
SMST 127 SWEETEN CREEK RD, LLC,
SMST 40 WILMINGTON ST, LLC,
SMST 1931 SPARTANBURG HWY, LLC,
SMST 3909 SWEETEN CREEK RD, LLC,
SMST 600 PATTON AVE, LLC,
SMST 102 GLOVER ST, LLC,
SMST 90 HIGHLAND CENTER BLVD, LLC,

SMST 21 SARDIS RD, LLC,
SMST 550 SWANNANOA RIVER RD, LLC,

SMST 2594 SWEETEN CREEK RD, LLC,

SST II 3970 PELL CIR, LLC, and

SST II 124 ST JOHNS COMMONS RD, LLC

each a Delaware limited liability company

By: SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz_______________

Name: H. Michael Schwartz

Title: Chairman and CEO

[Signatures Continue on the Following Page]

Subsidiary Guarantor Confirmation

SSGT II 9950 MILLS STATION RD LLC,
SSGT II 3420 W CAPITOL DR LLC,
SSGT II 1740 W HAPPY VALLEY RD LLC,

SSGT II 10830 WEST ROAD, LLC,
SSGT II 16618 BOTHELL EVERETT HWY, LLC,

SSGT II 1235 NE 12TH AVE, LLC,
SSGT II DURANGO RUSSELL LLC,
SSGT II 16900 STATE RD 54, LLC,
SSGT II 289 34TH ST N, LLC,
SSGT II 2900 93RD AVE SW LLC,

SST II 6637 VAN BUREN BLVD, LLC,
SMST 7411 S GARTRELL RD, LLC,
SMST 3150 BOYCHUCK AVE, LLC,
SSGT II WALNUT GROVE AVE, LLC
SMST 2119 E MAIN ST, LLC,
SMST 250 NE 135TH ST, LLC,

each a Delaware limited liability company

By: SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz_______________

Name: H. Michael Schwartz

Title: Chief Executive Officer

Subsidiary Guarantor Confirmation